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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 18, 2006

                                    HEI, INC.
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             (Exact name of registrant as specified in its charter)

         Minnesota                      0-10078                 41-0944876
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota           55386
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       (Address of principal executive offices)                  (Zip Code)

      (Registrant's telephone number, including area code) (952) 443-2500

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On January 18, 2006, HEI, Inc. (the "Company") issued a press release that updates previously issued revenue guidance for the Company's fiscal year ending August 31, 2006.

     Except as required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

[The following Exhibits are filed as a part of this Report / The following Exhibits shall be deemed furnished and not filed as a part of this Report:]

Exhibit No.      Description of Exhibit
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  99.1           Press Release dated January 18, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HEI, INC.

Date:  January 18, 2006
                                                By   /s/ Timothy Clayton
                                                     ---------------------------
                                                     Timothy Clayton
                                                Its: Chief Financial Officer

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                                  EXHIBIT INDEX

  99.1           Press Release dated January 18, 2006

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